EXHIBIT 99.1

        Certification under Section 906 of the Sarbanes-Oxley Act of 2002


We hereby certify that the accompanying Report of West Bancorporation, Inc. on Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents in all material respects, the financial conditions and results of operations of West Bancorporation, Inc.

/s/ Thomas E. Stanberry                             /s/ Douglas R. Gulling
--------------------------------------------------------------------------------
Thomas E. Stanberry                                      Douglas R. Gulling
Chief Executive Officer                                  Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to West Bancorporation, Inc. and will be retained by West Bancorporation, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


                                       1